                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant                     [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

         [ ]     Preliminary Proxy Statement                 [ ]  Confidential, For Use of the Commission
                                                                  Only (as permitted by Rule 14a-6(e)(2))
         [x]     Definitive Proxy Statement
         [ ]     Definitive Additional Materials
         [ ]     Soliciting Material Under Rule 14a-12

                             PETROQUEST ENERGY, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [x]      No fee required
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

                  (1) Title of each class of securities to which transaction applies:

                           ---------------------------------------------

                  (2) Aggregate number of securities to which transaction applies:

                           ---------------------------------------------

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                           ---------------------------------------------

                  (4)      Proposed maximum aggregate value of transaction:

                           ---------------------------------------------

                  (5)      Total fee paid:

                           ---------------------------------------------

         [ ]      Fee paid previously with preliminary materials

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

                  (1)      Amount previously paid: _____________________________
                  (2)      Form, Schedule or Registration Statement No.: _______
                  (3)      Filing Party: _______________________________________
                  (4)      Date Filed: _________________________________________

                             PETROQUEST ENERGY, INC.
                     400 E. KALISTE SALOOM ROAD, SUITE 3000
                           LAFAYETTE, LOUISIANA 70508

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held May 23, 2001

                               -----------------


Dear Stockholders:

         We cordially invite you to attend our 2001 Annual Meeting of Stockholders. The meeting will be held on Wednesday, May 23, 2001 at 10:00 a.m. (Lafayette time), at our offices at 400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana 70508. At the meeting we will:

         1.       Elect the Board of Directors;

         2.       Vote to adopt the amended and restated 1998 Incentive Plan;
                  and

         3. Transact any other business as may properly come before the meeting.

         Stockholders who owned our common stock at the close of business on Friday, April 6, 2001 may attend and vote at the meeting. A stockholders' list will be available at our offices listed above for a period of ten days prior to the meeting. If you cannot attend the meeting, you may vote by mailing the Proxy Card in the enclosed postage-prepaid envelope. Any stockholder attending the meeting may vote in person, even though he or she has already returned a Proxy Card.

         We look forward to seeing you at the meeting.


                                 Sincerely,

                                 /s/ Michael O. Aldridge

                                 Michael O. Aldridge
                                 Senior Vice President, Chief Financial Officer and Secretary

Lafayette, Louisiana
April 24, 2001





            PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD AS PROMPTLY
               AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE

                             PETROQUEST ENERGY, INC.

                                 PROXY STATEMENT


                 INFORMATION CONCERNING SOLICITATION AND VOTING

         Our Board of Directors is soliciting proxies for the 2001 Annual Meeting of Stockholders to be held on Wednesday, May 23, 2001 at 10:00 a.m. (Lafayette time) at our principal executive offices located at 400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana 70508, and at any adjournments or postponements of the meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

         PetroQuest will pay the costs of soliciting proxies from stockholders. Directors, officers and regular employees may solicit proxies on behalf of PetroQuest, without additional compensation, personally or by telephone. Voting materials, which include the Proxy Statement, Proxy Card and 2001 Annual Report, will be mailed to stockholders on or about April 24, 2001.

                              QUESTIONS AND ANSWERS

Q:       WHO CAN ATTEND AND VOTE AT THE MEETING?

A: The Board set April 6, 2001 as the record date for the meeting. You can attend and vote at the meeting if you were a stockholder at the close of business on the record date, April 6, 2001. On that date, there were 30,619,656 shares outstanding and entitled to vote at the meeting.

Q:       WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A:       There are two proposals scheduled to be voted on at the meeting:

         -        The election of directors; and

         -        The adoption of the amended and restated 1998 Incentive Plan.

Q:       HOW WILL THE PROXIES VOTE ON ANY OTHER BUSINESS BROUGHT UP AT THE
         MEETING?

A: By submitting your Proxy Card, you authorize the proxies to use their judgment to determine how to vote on any other matter brought before the meeting. We do not know of any other business to be considered at the meeting.

         The proxies' authority to vote according to their judgment applies only to shares you own as a stockholder of record.

Q:       HOW DO I CAST MY VOTE?

A: If you hold your shares as a stockholder of record, you can vote in person at the annual meeting or you can vote by mail. If you are a street-name stockholder, you will receive instructions from your bank, broker or other nominee describing how to vote your shares.

         The enclosed Proxy Card contains instructions for voting by mail. The proxies identified on the back of the Proxy Card will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a Proxy Card without giving specific voting instructions, the proxies will vote those shares as recommended by the Board of Directors.

Q:       HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

A: The Board recommends you vote "FOR" each of the nominees to the Board of Directors and "FOR" the adoption of the amended and restated 1998 Incentive Plan.

Q:       CAN I REVOKE MY PROXY CARD?

A:       Yes.  You can revoke your proxy card by:

         -        Submitting a new proxy card;

         - Giving written notice before the meeting to our Secretary stating that you are revoking your proxy card; or

         -        Attending the meeting and voting your shares in person.

Q:       WHO WILL COUNT THE VOTE?

A: The inspector of election will count the vote. PetroQuest's Secretary will act as the inspector of election.

Q:       WHAT IS A "QUORUM?"

A: A quorum is the number of shares that must be present to hold the meeting. The quorum requirement for the meeting is a majority of the outstanding shares as of the record date, present in person or represented by proxy. If you submit a valid Proxy Card or attend the meeting, your shares will be counted to determine whether there is a quorum. Abstentions and broker non-votes also count toward the quorum. "Broker non-votes" occur when nominees (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners by ten days before the meeting and do not have discretionary voting authority to vote those shares.

Q:       WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

A: The nominees for director will be elected by a plurality of the votes cast at the annual meeting. The nine nominees for election as directors at the annual meeting who receive the greatest number of votes cast for election by the stockholders will be elected as our directors. In the election of directors, you may vote "FOR" all nominees, "AGAINST" all nominees or withhold your vote for any one or more of the nominees. The adoption of the amended and restated 1998 Incentive Plan, and all other matters to be considered at the meeting require the affirmative vote of a majority of the shares entitled to vote and present in person or by proxy at the meeting. For the adoption of the amended and restated 1998 Incentive Plan, you may vote "FOR" or "AGAINST" or abstain from voting. In a plurality vote, abstentions are not considered a vote cast and will not affect the outcome. In a majority vote, however, express abstentions have the effect of a vote against a particular proposal.

Q:       WHAT SHARES ARE INCLUDED ON MY PROXY CARD?

A: Your Proxy Card represents all shares registered to your account in the same social security number and address.

Q:       WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

A: Your shares are probably registered in more than one account. You should vote each Proxy Card you receive. We encourage you to consolidate all your accounts by registering them in the same name, social security number and address.

Q:       HOW MANY VOTES CAN I CAST?

A:       On all matters you are entitled to one vote per share.

Q:       WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: The preliminary voting results will be announced at the meeting. The final results will be published in our quarterly report on Form 10-Q for the second quarter of fiscal 2001.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         At the meeting, nine directors are to be elected. Each director is to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. The persons named in the accompanying Proxy have been designated by the Board of Directors, and unless authority is withheld, they intend to vote for the election of the nominees named below to the Board of Directors. If any nominee should become unavailable for election, the Proxy may be voted for a substitute nominee selected by the persons named in the Proxy or the Board of Directors may be reduced accordingly; however, the Board of Directors is not aware of any circumstances likely to render any nominee unavailable.

NOMINEES

         Certain information regarding the nominees is set forth below:


NAME                              AGE      POSITION                                                 DIRECTOR SINCE
----                              ---      --------                                                 --------------

Charles T. Goodson                 45      Chairman of the Board, Chief Executive Officer and            1998
                                             Director
Alfred J. Thomas, II               64      President, Chief Operating Officer and Director               1998
Ralph J. Daigle                    53      Senior Vice President of Exploration and  Director            1998
Michael O. Aldridge                42      Senior Vice President, Chief Financial Officer, Secretary     2000
                                             and Director
Daniel G. Fournerat (1)            47      Director                                                      1998
Francisco A. Garcia (1)            49      Director                                                      1999
William W. Rucks, IV (2)           43      Director                                                      1999
E. Wayne Nordberg (1)(2)           62      Director                                                      2000
Jay B. Langner (2)                 71      Director                                                      2000

------------------------
(1)      Member, Compensation Committee of the Board of Directors.

(2)      Member, Audit Committee of the Board of Directors.

         Charles T. Goodson has served as our Chairman of the Board since May 2000, and has served as our Chief Executive Officer and as a member of our Board of Directors since September 1998. He also served as our President from September 1998 to May 2000. From 1995 to 1998, Mr. Goodson was President of American Explorer, L.L.C., a private oil and gas exploration and production company we subsequently acquired. Since 1985, he has served as President and 50% owner of American Explorer, Inc., an oil and gas operating company which formerly operated properties for us. From 1980 to 1985 he worked for Callon Petroleum Company, first as a landman, then district land manager and then regional land manager.

         Alfred J. Thomas, II has served as our President since May 2000, and has served as our Chief Operating Officer and as a member of our Board of Directors since September 1998. From 1995 to 1998, Mr. Thomas was Chief Executive Officer of American Explorer, L.L.C., a private oil and gas exploration and production company we subsequently acquired. Since 1985, he has served as Chief Executive Officer and 50% owner of American Explorer, Inc., an oil and gas operating company which formerly operated properties for us. From 1976 through 1984 he was a partner in Petitfils, Thomas and Associates, an oil and gas engineering consulting firm.

         Ralph J. Daigle has served as our Senior Vice President of Exploration and as a member of our Board of Directors since September 1998. From 1995 to 1998, Mr. Daigle was Senior Vice President of Exploration of

American Explorer, L.L.C., a private oil and gas exploration and production company we subsequently acquired. Since 1989, he has served as the Senior Vice President of Exploration of American Explorer, Inc., an oil and gas operating company which formerly operated properties for us. From 1984 to 1989, he worked as an independent geophysical consultant. From 1979 to 1984, he was employed by X-Plor, an exploration and production consulting group. He worked for Texas Pacific Oil Company as a geophysical interpreter of seismic data from 1977 until 1979 and served in the same capacity with Union Oil Company from 1973 to 1977.

         Michael O. Aldridge has served as our Senior Vice President, Chief Financial Officer and Secretary and as a member of our Board of Directors since May 2000. From 1992 to 1999, Mr. Aldridge served first as Vice President - Controller and then as Vice President - Corporate Communications for Ocean Energy, Inc., a public oil and gas exploration and development company. From 1991 to 1992, he served as Chief Financial Officer for Fleet Petroleum Partners, an independent exploration and production company. Prior to this, he served the oil and gas industry for eleven years with Ernst & Young, where he attained the level of senior manager. Mr. Aldridge earned a Bachelor of Science in accounting from Louisiana State University in 1980 and is a certified public accountant.

         Daniel G. Fournerat has served as our outside counsel and as a member of our Board of Directors since September 1998. Mr. Fournerat is an attorney-at-law practicing since 1977 with the Lafayette, Louisiana law firm of Onebane, Bernard, Torian, Diaz, McNamara & Abell specializing in an oil and gas transactional practice.

         Francisco A. Garcia has served as our director since September 1999. Since January 1, 2000, Mr. Garcia though ECC (Florida) Advisers, Inc. (formerly Nethuns, Inc.), in which he serves as President, has served as an advisor to ECC Advisors, LLC, the investment manager of Easton Hunt Capital Partners, L.P., an investment fund in which Mr. Garcia is currently a principal, and to Cramer Rosenthal McGlynn, LLC, an investment management firm. From January 1, 1999 to December 31, 1999, Mr. Garcia served as the Director of Corporate Finance for Cramer Rosenthal McGlynn, LLC. From July 1997 to November 1999, Mr. Garcia was a director at Logimetrics, Inc., a broadband wireless equipment and component manufacturer and seller. From 1987 to December 1997, he served as Chairman of the Board of Neptune Management Company, Inc., a manager of funds and accounts investing in distressed securities, obligations and consumer receivables. From 1991 until December 1998, Mr. Garcia served as President of Nethuns, Inc., a firm engaged in financial advisory, consumer finance and investment activities.

         William W. Rucks, IV has served as our director since October 1999. Mr. Rucks has been a private venture capitalist-investor since September 1996. He has served as a director of OMNI Energy Services, Inc. since 1997 and was recently appointed Chairman of the Board and interim Chief Executive Officer in February 2001. He served as president and vice chairman of Ocean Energy, Inc., formerly Flores & Rucks, Inc., from July 1995 until September 1996 and as its President and Chief Executive Officer from its inception in 1992 until July 1995. From 1985 to 1992, Mr. Rucks served as President of FloRuxco, Inc.

         E. Wayne Nordberg has served as our director since April 2000. Since 1998, Mr. Nordberg has served as Vice Chairman of the Board of KBW Asset Management, Inc. KBW is an affiliate of Keefe, Bruyette, & Woods, Inc., a registered investment advisor offering investment management services to institutions and high net worth individuals. From 1988 to 1998, Mr. Nordberg served in various capacities for Lord, Abbet & Co., a mutual fund company, including partner and director of their family of funds. He is a member of the Financial Analysts Federation and The New York Society of Security Analysts. Mr. Nordberg received a Bachelor of Arts in Economics from Lafayette College, Easton, Pennsylvania, where he is a Trustee Emeritus.

         Jay B. Langner has served as our director since April 2000. Since April of 1999, Mr. Langner has served as honorary chairman of Hudson General Corporation, an aviation services company. From 1961 to 1999, Mr. Langner served in various capacities for Hudson General, including Chairman and Chief Executive Officer. He serves as Chairman of the Board of Montefiore Medical Center and is a member of the board of directors of Orpheus Chamber Orchestra and Gregorian University Foundation. Mr. Langner received a Bachelor of Science in Economics from the Wharton School of the University of Pennsylvania.

BOARD AND COMMITTEE ACTIVITY, STRUCTURE AND COMPENSATION

         In accordance with Delaware corporate law, our business is managed under the direction of our Board of Directors. There are currently two standing committees of the Board of Directors, the Audit Committee and the Compensation Committee. The Board does not currently have a nominating committee. Committee membership and the functions of those committees are described below.

         During 2000, the Board of Directors held five meetings. All directors attended at least 75% of the total meetings of the Board and the committees on which they serve.

         AUDIT COMMITTEE. The current members of the Audit Committee are Jay B. Langner, E. Wayne Nordberg and William W. Rucks, IV. Under the rules of the National Association of Securities Dealers, all of the members of the committee are independent. The Audit Committee operates under a written charter adopted by the Board of Directors on May 23, 2000. The committee met one time during 2000. The committee is responsible for monitoring the integrity of our consolidated financial statements, our system of internal controls and the independence and performance of our independent auditors. The committee also recommends to the Board of Directors the retention and selection of our independent auditors.

         COMPENSATION COMMITTEE. The current members of the Compensation Committee are Daniel G. Fournerat, Francisco A. Garcia and E. Wayne Nordberg. The committee met five times during 2000. The committee recommends to the Board the compensation to be paid to our officers and key employees and the compensation of the Board of Directors. Except as otherwise provided in any specific plan adopted by the Board of Directors, the committee is responsible for administration of executive compensation plans, incentive stock plans and other forms of compensation of officers and key employees. The committee has the power and authority to authorize any of our officers to agree to such documents, agreements and instruments related to such plans and compensation as are approved by the committee.

         DIRECTOR COMPENSATION. During the year ended December 31, 2000, our employee and non-employee directors received no compensation for their services as directors, except for Messrs. Fournerat, Garcia and Rucks who received nonstatutory stock options to purchase 30,000, 10,000 and 10,000 shares of our common stock, respectively, at an exercise price of $3.125 per share. These options vest over a three year period with one-third of the shares vesting on each of the first, second and third anniversaries of the grant date. In addition, in connection with their appointment to our Board of Directors in April 2000, Messrs. Langner and Nordberg were each granted vested nonstatutory stock options to purchase 50,000 shares of our common stock at an exercise price of $1.81 per share.

         The Board of Directors recently approved the annual grant of nonstatutory stock options to non-employee directors whereby each non-employee director who is reelected as a non-employee director at PetroQuest's annual meeting of stockholders (beginning with the 2001 Annual Meeting) and who has served PetroQuest as a non-employee director for at least one full calendar year, will be granted on the date of such annual meeting a nonstatutory stock option to purchase 20,000 shares of our common stock. The nonstatutory stock option will have an exercise price equal to the fair market value of one share of our common stock on such date with a term of ten years and will vest over a three year period with one-third of the shares vesting on each of the first, second and third anniversaries of the grant date.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NINE NOMINEES TO OUR BOARD OF DIRECTORS.

                                   PROPOSAL 2

            ADOPTION OF THE AMENDED AND RESTATED 1998 INCENTIVE PLAN

GENERAL

         Prior to December 1, 2000, PetroQuest maintained the PetroQuest Energy, Inc. 1998 Incentive Plan which permitted the grant of incentive stock options, "nonstatutory" stock options and stock appreciation rights. Effective December 1, 2000, our Board of Directors amended and restated the original plan, and directed that the amended plan be submitted to you, the stockholders, for your approval. The original plan was amended and restated to:

         - Increase the number of shares reserved thereunder from 2,400,000 to the greater of 3,000,000 shares or ten percent (10 %) of our issued and outstanding shares on the first day of the then-current fiscal quarter;

         - Permit the grant of shares of restricted stock, performance units, performance shares, other stock- based awards and supplemental payments regarding the payment of income taxes; and

         -        Make certain other conforming changes.

         The original plan was adopted by our Board of Directors in March of 1998 and approved by a majority of our stockholders at the special meeting of stockholders held on August 21, 1998. The number of shares reserved for issuance under the original plan at that time was 1,800,000. This number was subsequently increased to 2,400,000 shares at the 2000 Annual Meeting of Stockholders on May 23, 2000. As of April 6, 2001, approximately 2,548,334 shares of our common stock either were subject to awards granted or issued under the amended plan, and approximately 588,631 shares remained available for future issuance.

         The amended plan is intended to allow the Board of Directors or its committee to create employee equity incentives in order to assist PetroQuest in attracting, retaining and motivating the best available talent for the successful conduct of our business. The Board of Directors believed the remaining shares and the types of incentive awards that were offered under the original plan were insufficient to accomplish these purposes. At the time of the adoption of the original plan, our common stock was listed on the Toronto Stock Exchange and the original plan had to comply with Toronto Stock Exchange requirements which limited the types of incentive awards that could be offered thereunder. We recently voluntarily delisted our common stock from the Toronto Stock Exchange and our Board of Directors elected to amend and restate the original plan to increase the number of shares available for issuance thereunder and to add the types of incentive awards typically granted by U.S. corporations. These changes will ensure that we will be able to attract, retain and motivate the best available talent essential to our long-term growth and success.

         The amended plan is a new plan for purposes of the provisions of the Internal Revenue Code governing incentive stock options. The amended plan is being submitted for your approval in order to enable us to grant incentive stock options under the amended plan and in order to ensure that options granted under the amended plan qualify for an exemption from the limitation on deductibility of compensation under Section 162(m) of the Internal Revenue Code.

SUMMARY OF THE AMENDED AND RESTATED 1998 INCENTIVE PLAN

         The description set forth below summarizes the principal terms and conditions of the amended plan, does not purport to be complete and is qualified in its entirety by reference to the amended plan, a copy of which is attached to this Proxy Statement as Appendix A.

         General.  The primary objectives of the amended plan are to:

         - attract and retain selected key employees, consultants and directors;

         -        encourage their commitment;

         -        motivate superior performance;

         -        facilitate attainment of ownership interests in PetroQuest;

         -        align personal interests with those of our stockholders; and

         - enable them to share in the long-term growth and success of PetroQuest.

         Shares Subject to Amended Plan. Under the original plan, 2,400,000 shares of our common stock were reserved for grants of stock options and other types of incentive awards. Effective December 1, 2000, the number of shares reserved under the amended plan was increased from 2,400,000 to the greater of 3,000,000 shares or ten percent (10%) of our issued and outstanding shares on the first day of the then-current fiscal quarter. The number of shares available under both the amended plan and outstanding incentive awards are subject to adjustments to prevent enlargement or dilution of rights resulting from stock dividends, stock splits, recapitalization or similar transactions, or resulting from a change in applicable laws or other circumstances.

         Administration. The amended plan is administered by a committee appointed by our Board of Directors. The committee may not delegate any of its duties with respect to any authority to grant incentive awards.

         The committee is authorized to, among other things, select grantees under the amended plan and determine the size, duration and type, as well as terms and conditions (which need not be identical) of each incentive award. The committee also construes and interprets the amended plan and any related incentive agreements. All determinations and decisions of the committee are final, conclusive and binding on all parties. We will indemnify members of the committee against any damage, loss, liability, cost or expenses arising in connection with any claim, action, suit or proceeding by reason of any action taken or failure to act under the amended plan, except for any such act or omission constituting willful misconduct or gross negligence.

         Eligibility. Key employees, consultants, and outside directors are eligible to participate in the amended plan. A key employee generally is any of our employees or officers who, in the committee's opinion, is in a position to contribute to our growth, development and financial success.

         Types of Incentive Awards. Under the original plan, the committee was only allowed to grant incentive stock options, "nonstatutory" stock options and stock appreciation rights. Under the amended plan, the committee may grant incentive awards which may be any of the following:

         - incentive stock options as defined in Section 422 of the Internal Revenue Code;

         -        "nonstatutory" stock options;

         -        stock appreciation rights;

         -        shares of restricted stock;

         -        performance units and performance shares;

         -        other stock-based awards; and

         - supplemental payments dedicated to the payment of income taxes.

Incentive stock options and nonstatutory stock options together are called "options." The terms of each incentive award will be reflected in an incentive agreement between us and the participant.

         Options. Generally, options must be exercised within 5 or 10 years of the grant date. Incentive stock options may only be granted to employees, and the exercise price of each incentive stock option may not be less than 100% of the fair market value of a share of our common stock on the date of grant. The committee has the discretion to determine the exercise price of each nonstatutory stock option granted under the amended plan. To the extent that the aggregate fair market value of shares of our common stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year exceeds $100,000, such options must be treated as nonstatutory stock options.

         The exercise price of each option is payable in cash or, in the committee's discretion, by the delivery of shares of our common stock owned by the optionee, or by withholding shares which would otherwise be acquired on the exercise of the option, or by any combination of the two. The committee has the authority to not permit options to be exercised by the delivery of shares to the extent deemed appropriate to avoid adverse accounting consequences.

         An employee will not recognize any income for federal income tax purposes at the time an incentive stock option is granted, or on the qualified exercise of an incentive stock option, but instead will recognize capital gain or loss upon the subsequent sale of shares acquired in a qualified exercise. The exercise of an incentive stock option is qualified if a participant does not dispose of the shares acquired by such exercise within two years after the incentive stock option grant date and one year after the exercise date. We are not entitled to a tax deduction as a result of the grant or qualified exercise of an incentive stock option.

         An optionee will not recognize any income for federal income tax purposes, nor will we be entitled to a deduction, at the time a nonstatutory stock option is granted. However, when a nonstatutory stock option is exercised, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares received and the exercise price of the nonstatutory stock option, and we will generally recognize a tax deduction in the same amount at the same time.

         Stock Appreciation Rights. Upon exercise of a stock appreciation right, the holder will receive cash, shares of our common stock, or a combination of the two, as specified in the related incentive agreement, the aggregate value of which equals the amount by which the fair market value per share of our common stock on the date of exercise exceeds the exercise price of the stock appreciation right, multiplied by the number of shares underlying the exercised portion of the stock appreciation right. A stock appreciation right may be granted in tandem with or granted independently of a nonstatutory stock option. Stock appreciation rights will be subject to such terms and conditions and will be exercisable at such times as determined by the committee and specified in the incentive agreement.

         Restricted Stock. Restricted stock may be subject to substantial risk of forfeiture, a restriction on transferability or rights of repurchase or first refusal in PetroQuest, as determined by the committee and specified in the incentive agreement. Unless otherwise specified in the incentive agreement, during the period of restriction a participant will have all other rights of a stockholder, including the right to vote the shares and receive the dividends paid thereon.

         Performance Units and Performance Shares. Performance units and performance shares may be granted to employees and consultants. For each performance period, the committee will establish specific financial or non-financial performance objectives, the number of performance units or performance shares and their contingent values, which values may vary depending on the degree to which such objectives are met.

         Other Stock-Based Awards. Other stock-based awards are awards denominated or payable in, valued in whole or in part by reference to, shares of our common stock. The committee may determine the terms and conditions of other stock-based awards provided that, in general, the amount of consideration to be received by us shall be either no consideration other than services rendered (in the case of the issuance of shares) or, in the case of an award in the nature of a purchase right, consideration (other than services rendered) at least equal to 50% of the fair market value of the shares covered by such grant on the grant date. Payment or settlement of other stock-based awards will be in shares of our common stock or in other consideration as specified by the committee in the incentive agreement.

         Supplemental Payments for Taxes. The committee may grant, in connection with an incentive award (except for incentive stock options), a supplemental payment in an amount not to exceed the amount necessary to pay the federal and state income taxes payable by a participant with respect to the incentive award and the receipt of such supplemental payment.

         Other Tax Considerations. Upon accelerated exercisability of options and accelerated lapsing of restrictions upon restricted stock or other incentive awards in connection with a "change in control," certain amounts associated with such incentive awards could, depending upon the individual circumstances of the participant, constitute "excess parachute payments" under the golden parachute provisions of Section 280G of the Internal Revenue Code. Whether amounts constitute "excess parachute payments" depends upon, among other things, the value of the accelerated incentive awards and the past compensation of the participant.

         Termination of Employment and Change in Control. Except as provided in the applicable incentive agreement, if the participant's employment or other service with us is terminated other than due to his death, disability, retirement or for cause, his then vested incentive awards remain exercisable for 90 days after such termination. If his termination is due to disability or death, his vested incentive awards remain exercisable for one year following such termination. On his retirement, his vested incentive awards remain exercisable for six months, except for incentive stock options which by statute may remain exercisable for only up to three months. On a termination for cause, all outstanding incentive awards, whether or not vested, expire at the opening of business on the date of such termination.

         If we undergo a "change in control," any restrictions on restricted stock and other stock-based awards will be deemed satisfied, all outstanding options and stock appreciation rights become immediately exercisable, and all of the performance shares and performance units and any other stock-based awards become fully vested and deemed earned in full. These provisions could in some circumstances have the effect of an "anti-takeover" defense because they could make a takeover more expensive.

         Incentive Awards Nontransferable. No incentive award may be assigned, sold or otherwise transferred by a participant, other than by will or by the laws of descent and distribution, or be subject to any encumbrance, pledge, lien, assignment or charge. An incentive award may be exercised during the participant's lifetime only by the participant or the participant's legal guardian. However, in the discretion of the committee, the incentive agreement for a nonstatutory stock option may provide that the nonstatutory stock option is transferable to immediate family. The amended plan contains provisions permitting such a transfer if approved by the committee and included in the incentive agreement.

         Amendment and Termination. Our Board of Directors may amend or terminate the amended plan at any time, subject to all necessary regulatory and stockholder approval. No termination or amendment of the amended plan will adversely affect in any material way any outstanding incentive award previously granted to a participant without his consent.

PARTICIPATION IN THE AMENDED AND RESTATED 1998 INCENTIVE PLAN

         The grant of options, stock appreciation rights, shares of restricted stock, performance units and performance shares, other stock based awards and supplemental payments dedicated to the payment of income taxes under the amended plan to employees, consultants and outside directors, including the executive officers named in the Summary Compensation Table, is subject to the discretion of the Board of Directors. As of April 6, 2001, the fair market value of our common stock was $5.2188 per share, which was the closing sale price reported by The Nasdaq Stock Market. The following table sets forth information with respect to the grant, pursuant to the amended plan, of shares of common stock to the executive officers named in the Summary Compensation Table, to all current executive officers as a group, to all current directors who are not executive officers as a group and to all employees, including all current officers who are not executive officers, as a group during the last fiscal year:


                                NEW PLAN BENEFITS
                    AMENDED AND RESTATED 1998 INCENTIVE PLAN

                                                                                                                 NUMBER
                                                                                              DOLLAR               OF
                                NAME AND POSITION                                            VALUE ($)           SHARES
----------------------------------------------------------------------------------         -------------      -------------

Charles T. Goodson................................................................            123,438             39,500
         Chief Executive Officer

Alfred T. Thomas, II..............................................................            123,438             39,500
         President and Chief Operating Officer

Ralph J. Daigle...................................................................            104,688             33,500
         Senior Vice President of Exploration

Michael O. Aldridge...............................................................                  0                  0
         Senior Vice President, Chief Financial Officer and Secretary

Robert R. Brooksher...............................................................             87,500             28,000
         Vice President - Corporate Communications

All current executive officers as a group.........................................            439,064            140,500

All current directors who are not executive officers as a group...................                  0                  0

All employees, including all current officers who are not executive                                 0                  0
         officers, as a group.....................................................

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDED AND RESTATED 1998 INCENTIVE PLAN.

                                OTHER INFORMATION

PRINCIPAL STOCKHOLDERS

      The following table presents certain information as of April 6, 2001, as to:

         - each stockholder known by us to be the beneficial owner of more than five percent of our outstanding shares of common stock,

         -        each officer named in the Summary Compensation Table, and

         -        all directors and executive officers as a group.

                                                                           SHARES BENEFICIALLY OWNED (1)
                                                                          -------------------------------
                                                                                              PERCENT OF
              NAME AND ADDRESS OF BENEFICIAL OWNER (2)                        NUMBER             CLASS
---------------------------------------------------------------------     ------------        -----------
Cramer Rosenthal McGlynn, LLC (3)....................................        3,820,900           12.7%
      707 Westchester Avenue
      White Plains, New York 10604
Charles T. Goodson (4)...............................................        3,318,200           10.6%
Ralph J. Daigle (5)..................................................        2,760,600            8.9%
Wellington Management Company, LLP (6)...............................        1,945,000            8.1%
      75 State Street
      Boston, Massachusetts 02109
Alfred J. Thomas, II (7).............................................        2,245,641            7.2%
William W. Rucks, IV (8).............................................          855,000            2.8%
E. Wayne Nordberg (9)................................................          550,000            1.8%
Jay B. Langner (10)..................................................          240,000            *
Robert R. Brooksher (11).............................................          166,111            *
Francisco A. Garcia (12).............................................          110,000            *
Michael O. Aldridge (13) ............................................           93,345            *
Daniel G. Fournerat (14).............................................           50,000            *
Arthur M. Mixon......................................................                -            *
All directors and executive officers as a group (10 persons).........       10,172,775           30.9%

------------------------------
*  Less than 1%

(1) Except as otherwise indicated, all shares are beneficially owned, and the sole investment and voting power is held, by the person named. This table is based on information supplied by officers, directors and principal stockholders and reporting forms, if any, filed with the Securities and Exchange Commission on behalf of such persons.

(2) Unless otherwise indicated, the address of all beneficial owners of more than five percent of our shares of common stock set forth above is 400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana 70508.

(3) The beneficial owners of these shares of common stock have shared voting and shared investment power to all of the shares of common stock as reflected on Schedule 13G filed by Cramer Rosenthal McGlynn, LLC with the Securities Exchange Commission on February 14, 2001.

(4) Includes (i) 2,638,750 shares of common stock directly held by Mr. Goodson, (ii) 583,450 shares of common stock which may be directly held by Mr. Goodson pursuant to contingent stock issue rights, (iii) 30,000 shares of common stock indirectly held by American Explorer, Inc., a company in which Mr. Goodson has 50% ownership, and (iv) 66,000 shares of common stock issuable on the exercise of vested options.

(5) Includes (i) 2,174,500 shares of common stock directly held by Mr. Daigle, (ii) 500,100 shares of common stock which may be directly held by Mr. Daigle pursuant to contingent stock issue rights, (iii) 26,000 shares of common stock directly held by his daughter, and (iii) 60,000 shares of common stock issuable on the exercise of vested options.

(6) The beneficial owners of these shares of common stock have shared investment power to all the shares of common stock and shared voting power to 1,530,000 shares of common stock as reflected on Schedule 13G/A filed by Wellington Management Company, LLP with the Securities Exchange Commission on February 13, 2001.

(7) Includes (i) 1,322,121 shares of common stock directly held by Mr. Thomas, (ii) 297,560 shares of common stock which may be directly held by Mr. Thomas pursuant to contingent stock issue rights, (iii) 419,104 shares of common stock directly held by his wife, Janell B. Thomas,
         (iv) 110,856 shares of common stock which may be held directly by his wife, Janell B. Thomas, pursuant to contingent stock issue rights, (v) 30,000 shares of common stock indirectly held by American
         Explorer, Inc., a company in which Mr. Thomas has 50% ownership, and
         (vi) 66,000 shares of common stock issuable on the exercise of vested options.

(8)      Includes (i) 580,000 shares of common stock directly held by Mr. Rucks,
         (ii) four-year warrants to purchase 225,000 shares of common stock at an exercise price of $1.25 per share, and (iii) 50,000 shares of common stock issuable on the exercise of vested options. See "Certain Relationships and Related Transactions - June 2000 Private Placement."

(9) Includes (i) 250,000 shares of common stock directly held by Mr. Nordberg, (ii) 50,000 shares of common stock directly held by his wife,
         (iii) 35,000 shares of common stock directly held by the Olivia S. Nordberg Trust, (iv) 80,000 shares of common stock directly held by the Anna and Samuel Nordberg Trust, (vi) four-year warrants to purchase 50,000 shares of common stock at an exercise price of $1.25 per share directly held by Mr. Nordberg, (v) four-year warrants to purchase 25,000 shares of common stock at an exercise price of $1.25 per share directly held by the Anna and Samuel Nordberg Trust, (vii) 50,000 shares of common stock issuable on the exercise of vested options, and
         (viii) four-year warrants to purchase 10,000 shares of common stock at an exercise price of $1.25 per share directly held by his wife. See "Certain Relationships and Related Transactions - June 2000 Private Placement."

(10) Includes (i) 140,000 shares of common stock directly held by Mr. Langner, (ii) four-year warrants to purchase 50,000 shares of common stock at an exercise price of $1.25 per share and (iii) 50,000 shares of common stock issuable on the exercise of vested options. See "Certain Relationships and Related Transactions - June 2000 Private Placement."

(11) Includes (i) 78,100 shares of common stock directly held by Mr. Brooksher, (ii) 40,750 shares of common stock which may be directly held by Mr. Brooksher on the exercise of a vested option to acquire common stock from Messrs. Goodson, Thomas and Daigle, (iii) 9,261 shares of common stock which may be directly held by Mr. Brooksher pursuant to contingent stock issue rights on the exercise of a vested option to acquire contingent stock issue rights from Messrs. Goodson, Thomas and Daigle and (ii) 38,000 shares of common stock issuable on the exercise of vested options.

(12)     Includes (i) 40,000 shares of common stock directly held by Mr. Garcia,
         (ii) four-year warrants to purchase 20,000 shares of common stock at an exercise price of $1.25 per share, and (iii) 50,000 shares of common stock issuable on the exercise of vested options.

(13) Includes (i) 10,000 shares of common stock directly held by Mr. Aldridge, (ii) 40,750 shares of common stock which may be directly held by Mr. Aldridge on the exercise of a vested option to acquire common stock from Messrs. Goodson, Thomas and Daigle, (iii) 9,261 shares of common stock which may be directly held by Mr. Aldridge pursuant to contingent stock issue rights on the exercise of a vested option to acquire common stock issuable pursuant to contingent stock issue rights held by Messrs. Goodson, Thomas and Daigle and (iv) 33,334 shares of common stock issuable on the exercise of vested options. See "Certain Relationships and Related Transactions - June 2000 Private Placement."

(14) Includes 50,000 shares of common stock issuable on the exercise of vested options.



EXECUTIVE OFFICERS

         Our executive officers serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board at its first meeting following the annual meeting of stockholders. All of our executive officers are listed in the following table, and certain information concerning those officers, except for Messrs. Goodson, Thomas, Daigle and Aldridge who are also members of the Board of Directors, follows the table:


NAME                                AGE        POSITION
----                                ---        --------
Charles T. Goodson..............     45        Chairman of the Board, Chief Executive Officer and Director
Alfred J. Thomas, II ...........     64        President, Chief Operating Officer and Director
Ralph J. Daigle ................     53        Senior Vice President of Exploration and Director
Michael O. Aldridge.............     42        Senior Vice President, Chief Financial Officer and Secretary
Arthur M. Mixon, III ...........     42        Senior Vice President-Operations

         Arthur M. Mixon, III has served as our Senior Vice President-Operations since January 1, 2001. From 1981 to 2001, Mr. Mixon accumulated twenty years of experience with BP Amoco PLC in a variety of engineering, supervisory and management positions in the United States, Trinidad and Tobago, and Venezuela. He most recently served as Drilling and Completions Manager-Deepwater Production Business Unit for BP Amoco PLC in Houston, Texas. Mr. Mixon is a Registered Professional Engineer and a member of the Society of Petroleum Engineers and was 1999 Chairman of the Latin America Drilling Safety Initiative. Mr. Mixon received a Bachelor of Science Degree in Petroleum Engineering from Louisiana State University in 1980.

EXECUTIVE COMPENSATION

         Summary Compensation Table. The following table provides information concerning compensation paid or accrued during the fiscal years ended December 31, 2000, 1999 and 1998 to our Chief Executive Officer and the next four most highly compensated executive officers determined at the end of the last fiscal year:

                                                                                                               LONG-TERM
                                                              ANNUAL COMPENSATION                            COMPENSATION
                                          ------------------------------------------------------    -------------------------------
NAME AND                                                                           OTHER ANNUAL       NUMBER OF       ALL OTHER
PRINCIPAL POSITION                        YEAR      SALARY ($)       BONUS ($)   COMPENSATION ($)      OPTIONS     COMPENSATION ($)
------------------------------------      ----      ----------       ---------   ----------------   ----------     ----------------

Charles T. Goodson ..................     2000     322,931(1)(2)           --           --              75,000             --
    Chief Executive Officer               1999     145,385(1)              --           --                  --             --
                                          1998      70,000(3)              --           --              66,000             --

Alfred J. Thomas, II ................     2000     322,931(1)(2)           --           --              75,000             --
    President and Chief Operating         1999     145,385(1)              --           --                  --             --
    Officer                               1998      70,000(3)              --           --              66,000             --

Ralph J. Daigle .....................     2000     272,695(1)(4)           --           --              75,000             --
    Senior Vice President of              1999     124,615(1)              --           --                  --             --
    Exploration                           1998      60,000(3)              --           --              60,000             --

Michael O. Aldridge .................     2000     112,569(5)         $36,000           --             137,500         75,000(6)
    Senior Vice President, Chief          1999          --                 --           --                  --             --
    Financial Officer and Secretary       1998          --                 --           --                  --             --

Robert R. Brooksher .................     2000     262,820(7)         $ 5,000           --               5,000             --
    Vice President - Corporate            1999     124,615                 --           --                  --             --
    Communications                        1998      60,000(3)              --           --              38,000             --

--------------------------------------


(1) Messrs. Goodson's, Thomas' and Daigle's employment agreements provide for annual salaries of $210,000, $210,000 and $180,000, respectively; however, Messrs. Goodson, Thomas and Daigle agreed to temporarily reduce their respective salaries payable under their respective employment agreements. See "Employment Agreements."

(2) $31,636 of this amount is attributable to 22,000 shares of common stock granted in January 2000 as compensation for his salary reduction in 1999. $123,438 of this amount is attributable to 39,500 shares of common stock granted in December 2000 as compensation for his reduction in salary in 1999 and 2000.

(3)      Messrs. Goodson, Thomas, Daigle and Brooksher joined us on September 1,
         1998.

(4) $26,603 of this amount is attributable to 18,500 shares of common stock granted in January 2000 as compensation for his salary reduction in 1999. $104,688 of this amount is attributable to 33,500 shares of common stock granted as compensation for his reduction in salary in 1999 and 2000.

(5)      Mr. Aldridge joined us on May 8, 2001.

(6) This amount was paid to Mr. Aldridge for reimbursement of relocation expenses.

(7) $26,603 of this amount is attributable to 18,500 shares of common stock granted in January 2000 as compensation for his salary reduction in 1999. $87,500 of this amount is attributable to 28,000 shares of common stock granted as compensation for his reduction in salary in 1999 and 2000.

         Option Grants in Last Fiscal Year. The following table provides information concerning stock options granted to our Chief Executive Officer and the four most highly compensated executive officers determined at the end of last fiscal year.

                                                     PERCENT
                                     NUMBER OF       OF TOTAL                                 OTENTIAL REALIZABLE VALUE AT
                                     SECURITIES      OPTIONS                                    ASSUMED ANNUAL RATES OF
                                     UNDERLYING     GRANTED TO                                STOCK PRICE APPRECIATION FOR
                                      OPTIONS      EMPLOYEES IN   EXERCISE     EXPIRATION            OPTION TERM(1)
              NAME                  GRANTED (#)    FISCAL YEAR    PRICE ($)       DATE           5% ($)         10% ($)
---------------------------------   ------------   ------------   --------     ----------     -----------     ---------
Charles T. Goodson...............     75,000 (2)       7.30         3.125       11/30/10         147,396        373,533
Alfred J. Thomas.................     75,000 (2)       7.30         3.125       11/30/10         147,396        373,533
Ralph J. Daigle..................     75,000 (2)       7.30         3.125       11/30/10         147,396        373,533
Michael O. Aldridge..............    100,000 (2)       9.73         1.5625      05/07/10          98,264        249,022
                                      37,500 (2)       3.65         3.125       11/30/10          73,698        186,766
Robert R. Brooksher..............      5,000 (2)       0.49         3.125       11/30/10           9,826         24,902
---------------------------------

(1) Based on actual option term (ten years) and annual compounding at rates shown. Because the exercise prices of options granted equaled the fair market value of our common stock on the date of grant, the potential realizable value at 0% is nil.

(2) These options vest over a three year period with one-third of the shares vesting on each of the first, second and third anniversaries of the grant date.

         Aggregated Option Exercises In Last Fiscal Year and Year-End Option Values. The following table provides information concerning the number of unexercised options and the value of in-the-money options held by the executive officers named in the Summary Compensation Table as of December 31, 2000:


                                                                                              VALUE OF UNEXERCISED
                               SHARES                          NUMBER OF UNEXERCISED        IN-THE-MONEY OPTIONS (1)
                             ACQUIRED ON        VALUE          OPTIONS AT FY-END (#)             AT FY-END ($)
NAME                        EXERCISE (#)    REALIZED ($)    EXERCISABLE  UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                        ------------    ------------    -----------  -------------    -----------   -------------

Charles T. Goodson                -               -            66,000          75,000        224,539          84,375
Alfred J. Thomas, II              -               -            66,000          75,000        224,539          84,375
Ralph J. Daigle                   -               -            60,000          75,000        224,539          84,375
Michael O. Aldridge               -               -                 0         137,500              0         310,938
Robert R. Brooksher               -               -            38,000           5,000        129,280           5,625

---------------------------
(1) Value of in-the-money options is calculated based on the closing price per share of our common stock at December 31, 2000 ($4.25 per share) as reported by The Nasdaq Stock Market.

         Employment Agreements. We have employment agreements with our executive officers Charles T. Goodson, Alfred J. Thomas, II, Ralph J. Daigle, Michael O. Aldridge and Arthur M. Mixon providing for annual salaries of $210,000, $210,000, $180,000, $180,000 and $175,000, respectively. Each of the employment agreements has a term of three years with automatic one-year renewals thereafter unless terminated, provides for termination with or without cause, with 12 months severance provided in the event of termination without cause, and contains a non-competition agreement prohibiting the executive from competing with PetroQuest during his employment and for one year after termination of the agreement for cause or by the executive for any reason.

         In January 1999, Messrs. Goodson, Thomas and Daigle agreed to temporarily reduce their annual salaries payable under the employment agreements by one-third for an undetermined period of time due to the then economic conditions in the oil and gas exploration and production industry. In January 2000, our Board of Directors granted Messrs. Goodson, Thomas and Daigle 22,000, 22,000 and 18,500 shares of our common stock, respectively, and $22,000, $22,000 and $18,500 in cash, respectively, as compensation for their reduction in salary in 1999. In addition, in December 2000, the Board granted Messrs. Goodson, Thomas and Daigle 39,500, 39,500 and 33,500 shares of our common stock, respectively, and $2,088, $2,088 and $2,615 in cash, respectively, as compensation for their reduction in salary in 1999 and 2000. Messrs. Goodson, Thomas and Daigle have agreed to forgo their annual salaries and bonuses payable under the employment agreements for fiscal year 2001.

         Termination Agreements. We have agreements with Messrs. Goodson, Thomas, Daigle, Aldridge and Mixon providing for the payment of severance benefits upon a "change in control" and termination of the executive's employment. Each of the agreements has a term of three years after January 1 of the year following the year of execution with automatic one-year renewals unless, not later than September 30 of the preceding year, we give notice of our intent not to extend any of the agreements. Even if we timely give notice, each of the agreements will automatically be extended for 24 months beyond its term if a "change in control" occurred during the term of any of the agreements. If an executive's employment is terminated following a "change in control" other than for cause or by an executive for good reason, the executive will be entitled to (i) a lump sum cash payment equal to two multiplied by the sum of the executive's then annual base salary and the executive's most recent annual bonus, (ii) life insurance, health, disability and other welfare benefits for a twenty-four month period and (iii) if applicable, an additional cash payment to make the executive whole for certain tax liabilities. The executive is not entitled to any benefits under each of the agreements if the executive's employment terminates due to executive's retirement at age 65, executive's total and permanent disability, or executive's death.

         We have also entered into an agreement with Robert R. Brooksher providing for the payment of severance benefits upon a "change in control" and termination of his employment. The agreement has a term of two years and will be automatically extended for 12 months beyond its term if a "change of control" has occurred during the term of the agreement. If Mr. Brooksher's employment is terminated following a "change of control" other than for cause or by him for good reason, he will be entitled to a lump sum cash payment equal to his then annual base salary and cash payments for a period of twelve months following the date of termination equal to the his annual base salary.

         Compensation Committee Interlocks and Insider Participation. The current members of the Compensation Committee are Daniel G. Fournerat, Francisco
A. Garcia and E. Wayne Nordberg. Mr. Fournerat, who practices law with the Lafayette, Louisiana law firm of Onebane, Bernard, Torian, Diaz, McNamara & Abell (A Professional Law Corporation), has served as our outside counsel since September 1998. Mr. Garcia holds an ownership interest in CRM Exploration, LLC, an affiliate of Cramer Rosenthal McGlynn, LLC, a beneficial owner of more than five percent of our common stock. CRM Exploration has entered into a participation agreement with us to participate in certain of our energy exploration programs. Mr. Garcia has entered into an agreement with Cramer Rosenthal McGlynn regarding Cramer Rosenthal McGlynn's profit allocation with respect to shares of our common stock and ownership interests in CRM Exploration. In connection with our private placement in June 2000, Mr. Nordberg purchased 100,000 shares of our common stock. See "Certain Relationships and Related Transactions."

         Compensation Committee Report On Executive Compensation. The Compensation Committee is comprised of three non-employee directors whose primary duties and functions are to review and recommend to the Board of Directors the annual base and bonus compensation of our executive officers and other employees and to oversee the administration of our amended and restated 1998 Incentive Plan.

         The committee's goal with respect to executive compensation is to attract, motivate and retain executives who demonstrate the ability to lead PetroQuest in the achievement of its business objectives in a highly competitive industry. The committee seeks to provide adequate base compensation and annual cash bonus compensation based on PetroQuest's performance and profitability, while providing incentive compensation that serves to align the interests of the executive officers with those of the stockholders.

         To achieve these goals, the committee believes that the compensation of all employees, including executive officers, should include the following components:

         - A base salary that is competitive with salaries offered by similar oil and gas exploration, exploitation and production companies.

         - Discretionary annual cash bonus incentive compensation based on PetroQuest's performance and profitability that rewards individual productivity, responsibility and impact on results.

         - Incentive stock option grants designed to encourage commitment to PetroQuest, motivate superior performance and align the long-term personal interests of our officers and other employees with those of our stockholders, while enabling them to share in the long term growth and success of PetroQuest.

         The committee believes that PetroQuest has encouraged executive officer retention and, ultimately, the long term growth of PetroQuest through utilization of employment agreements that establish a base salary subject to upward adjustment by the Board of Directors and that create opportunities for the executive officers to participate in our incentive compensation programs.

         Currently, Charles T. Goodson, Chairman of the Board and Chief Executive Officer; Alfred J. Thomas, II, President and Chief Operating Officer; Ralph J. Daigle, Senior Vice President of Exploration; Michael O. Aldridge, Senior Vice President, Chief Financial Officer and Secretary; and Arthur M. Mixon, III, Senior Vice President-Operations, are compensated pursuant to employment agreements. See "Executive Compensation - Employment Agreements."

         Chief Executive Officer Compensation. Pursuant to our employment agreement with Charles T. Goodson, Mr. Goodson's annual base salary was maintained during 2000 at the 1999 level of $210,000; however, in January 1999, at his initiative, Mr. Goodson's base salary was temporarily reduced by one-third during 1999 and 2000 due to the then existing economic conditions in the oil and gas exploration and production industry. In January 2000, the Board of Directors granted Mr. Goodson 22,000 shares of our common stock and $22,000 in cash as compensation for his reduction in salary during 1999. In addition, in December 2000, the Board granted Mr. Goodson 39,500 shares of our common stock pursuant to our amended and restated 1998 Incentive Plan and $2,088 in cash as compensation for his reduction in salary during 1999 and 2000. Mr. Goodson also received a incentive stock option grant in December 2000 to purchase 75,000 shares of our common stock pursuant to our amended plan at an exercise price of $3.125 per share which vest one-third per year for each of the next three years. In awarding the incentive options, the committee considered the reduction and deferral of Mr. Goodson's base compensation on his initiative during a time of company growth and depressed pricing, the successful closing of a significant private placement of equity during the year and the growth PetroQuest experienced during 2000 under his leadership. Mr. Goodson has agreed to forgo his annual salary and bonus payable under his employment agreement for fiscal year 2001.

                             COMPENSATION COMMITTEE

                           E. Wayne Nordberg, Chairman
                               Francisco A. Garcia
                               Daniel G. Fournerat

         Performance Graph. The following graph illustrates the yearly percentage change in the cumulative shareholder return on our common stock, compared with the cumulative total return on The Nasdaq Stock Market (U.S. Companies) Index and the Nasdaq Stocks - Crude Petroleum and Natural Gas Extraction Index, for the five years ended December 31, 2000.

            PETROQUEST STOCK PRICE VS. NASDAQ AND NASDAQ E&P INDICES

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                VALUE OF INVESTMENT OF $100 ON DECEMBER 31, 1995

                                    [GRAPH]

                                                      FISCAL YEAR ENDING
                                      -----------------------------------------------
                                      1995    1996     1997     1998    1999    2000
                                      ----    ----     ----     ----    ----    ----
PetroQuest Energy, Inc..........      100      83.5     39.6     28.6    56.0   149.5
Nasdaq..........................      100     123.0    150.7    212.5   394.8   237.4
Nasdaq E&P......................      100     144.5    137.7     66.9    69.2   143.3

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Outside Counsel. Daniel G. Fournerat, a member of our Board of Directors and who practices law with the Lafayette, Louisiana law firm of Onebane, Bernard, Torian, Diaz, McNamara & Abell, serves as our outside counsel.

         Participation in Working Interests. In the fourth quarter of 1999, we reached an understanding with CRM Investors, Inc. that allows CRM Investors to participate in certain of our energy exploration programs through PetroQuest Energy, L.L.C., one of our subsidiaries formerly known as PetroQuest Energy One, L.L.C, and CRM Exploration, LLC. CRM Investors holds a 1% ownership interest in and is the managing member of CRM

Exploration. Certain of the remaining 99% ownership interests in CRM Exploration are held by our directors Francisco A. Garcia (through Nethuns, Inc.) and Jay B. Langner, or by affiliates of Cramer Rosenthal McGlynn, LLC, a beneficial owner of more than five percent of our common stock. CRM Investors and CRM, Inc. are beneficially owned by the same stockholders although in different proportions. In turn, CRM, Inc. holds a 44% ownership interest in Cramer Rosenthal McGlynn, LLC. As a result of the understanding, CRM Exploration purchased an undivided seven percent interest in our Vermilion Block 376 prospect, an undivided five percent interest in our Valentine Field prospect, an undivided five percent interest in our Ship Shoal Block 79 prospect, an undivided seven percent interest in our Eugene Island Blocks 147 and 146 prospects, and an undivided seven percent interest in our Orca prospect. It is expected that PetroQuest Energy, L.L.C. and CRM Exploration will enter into additional agreements, under which CRM Exploration will purchase various interests in the energy exploration programs. We entered into the understanding with CRM Investors and the agreements with CRM Exploration to obtain additional capital to finance our energy exploration programs. We believe that the understanding and the terms of the agreements were negotiated on an arm's length basis and were made on terms no less favorable than could have been obtained from other third parties.

         Board of Directors Appointments. In connection with a private placement to accredited investors in August 1999, we agreed to appoint a designee of Cramer Rosenthal McGlynn, LLC, a beneficial owner of more than five percent of our common stock, and William W. Rucks, IV or his designee to our Board of Directors. Francisco A. Garcia, the designee of Cramer Rosenthal McGlynn, and Mr. Rucks were appointed to serve on our Board of Directors effective September 1999 and October 1999, respectively. We have no continuing obligation to either appoint or nominate these directors in the future.

         June 2000 Private Placement. In a private placement in June of 2000, Cramer Rosenthal McGlynn, LLC, a beneficial owner of more than five percent of our common stock, and its affiliates and investment advisory clients, and William W. Rucks, IV, E. Wayne Nordberg, Jay B. Langner and Michael O. Aldridge, our directors, purchased 435,000, 100,000, 100,000, 40,000 and 10,000 shares of our common stock, respectively, at the same price paid by other investors.

         Garcia Agreement. On March 1, 2001, Francisco A. Garcia entered into an agreement with Cramer Rosenthal McGlynn, LLC, a beneficial owner of more than five percent of our common stock, whereby Mr. Garcia is entitled to a percentage of Cramer Rosenthal McGlynn's interest directly attributable to its profit allocation with respect to shares of our common stock and ownership interests in CRM Exploration, LLC held by certain of Cramer Rosenthal McGlynn's affiliates, clients and/or investors.

AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors is responsible for monitoring the integrity of PetroQuest's consolidated financial statements, its system of internal controls and the independence and performance of its independent auditors. The committee also recommends to the Board of Directors the retention and selection of the PetroQuest's independent auditors. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix B.

         Management is responsible for the financial reporting process, including the system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent auditors are responsible for auditing those financial statements. The committee's responsibility is to monitor and review these processes. However, the members of the committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing. The committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors.

         The committee has met with our independent auditors, Arthur Andersen LLP, and discussed the overall scope and plans for their audit. The committee met with the independent auditors, with and without management present, to discuss the results of their examinations and their evaluations of PetroQuest's internal controls. The committee also discussed with the independent auditors matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of PetroQuest's consolidated financial statement and the matters required to be discussed by Statement of Auditing Standards No. 61, as amended.

         Our independent auditors also provided to the committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, and the committee discussed with the independent auditors their independence from PetroQuest. When considering Arthur Andersen's independence, the committee considered the non-audit services provided to PetroQuest by the independent auditors and concluded that such services are compatible with maintaining the auditors' independence.

         The committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2000 with management and Arthur Andersen. Based on the committee's review of the audited consolidated financial statements and the meetings and discussions with management and the independent accountants, and subject to the limitations on the committee's role and responsibilities referred to above and in the Audit Committee Charter, the committee recommended to the Board of Directors that PetroQuest's audited consolidated financial statements be included in PetroQuest's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE

                                 Jay B. Langner
                                E. Wayne Nordberg
                              William W. Rucks, IV

AUDITORS

         Arthur Andersen LLP has served as PetroQuest's principal accountant since December 1998.

         While management anticipates that our relationship with Arthur Andersen will continue to be maintained during 2001, no formal action is proposed to be taken at the annual meeting with respect to the continued employment of Arthur Andersen inasmuch as no such action is legally required. Representatives of Arthur Andersen plan to attend the annual meeting and will be available to answer appropriate questions. Its representatives also will have an opportunity to make a statement at the meeting if they so desire, although it is not expected that any statement will be made.

         The following table sets forth the fees incurred by us in fiscal year 2000 for services performed by Arthur Andersen:


Audit Fees................................................................      $63,000
Financial Information Systems Design and Implementation Fees..............      $     0
All Other Fees............................................................      $68,000

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file.

         To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2000, our officers, directors and greater than 10% beneficial owners timely filed all required Section 16(a) reports, except that the following individuals failed to file timely reports for such fiscal year: Charles T. Goodson was late in filing a Form 4 disclosing one transaction; Alfred J. Thomas, II was late in filing a Form 4 disclosing one transaction; Ralph J. Daigle was late in filing a Form 4 disclosing one transaction; Michael O. Aldridge was late in filing his initial Form 3 and was late in filing a Form 4 disclosing one transaction; Robert R. Brooksher was late in filing a Form 4 disclosing one transaction; Jay B. Langner was late in filing a Form 4 disclosing one transaction; E. Wayne Nordberg was late in filing two Form 4s disclosing one transaction and seven transactions, respectively; and William W. Rucks, IV was late in filing a Form 4 disclosing one transaction.

OTHER MATTERS

         The Annual Report to Stockholders on Form 10-K covering the fiscal year ended December 31, 2000 has been mailed to each stockholder entitled to vote at the annual meeting. Individual investors may request our Form 10-K, Form 10-Qs and other information by calling (337) 232-7028 or write to the address below:

                             PetroQuest Energy, Inc.
                            Corporate Communications
                     400 E. Kaliste Saloom Road, Suite 3000
                           Lafayette, Louisiana 70508

         The persons designated to vote shares covered by the Board of Directors' proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the meeting. Management does not expect that any matters other than those referred to in this Proxy Statement will be presented for action at the meeting.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         If you want us to consider including a proposal in our Proxy Statement for our 2002 Annual Meeting of Stockholders you must deliver a copy of your proposal to PetroQuest's Secretary at our principal executive offices at 400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana 70508 no later than December 25, 2001.

         If you intend to present a proposal at our 2002 Annual Meeting of Stockholders, but you do not intend to have it included in our 2002 Proxy Statement, you must deliver a copy of your proposal to PetroQuest's Secretary at our principal executive offices listed above no later than March 25, 2002 and no earlier than January 23, 2002. If the date of PetroQuest's 2002 Annual Meeting of Stockholders is more than 30 calendar days before or after the date of our 2001 Annual Meeting, your notice of a proposal will be timely if we receive it by the close of business on the tenth day following the earlier of the date on which a written statement setting forth the date of such meeting was mailed to the stockholders or the date on which it is first disclosed to the public. If we do not receive notice of your proposal within this time frame, our management will use its discretionary authority to vote the shares it represents as the Board of Directors may recommend.


                                        Sincerely,

                                        /s/ Michael O. Aldridge

                                        Michael O. Aldridge
                                        Senior Vice President, Chief Financial
                                        Officer and Secretary

April 24, 2001

                                                                      APPENDIX A

                             PETROQUEST ENERGY, INC.
                               1998 INCENTIVE PLAN



                                   SECTION 1.

                         GENERAL PROVISIONS RELATING TO
                     PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1     PURPOSE

        The purpose of the Plan is to foster and promote the long-term financial success of PetroQuest Energy, Inc. (the "Company") and its Subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company's stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive incentive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

        The Plan provides for payment of various forms of incentive compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

        The Plan was originally effective on August 21, 1998. Subject to approval by the Company's stockholders pursuant to Section 7.1, the Plan will be amended and restated effective as of December 1, 2000 (the "Effective Date"). The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 7.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Stock Option be granted under the Plan after the expiration of ten (10) years from the Effective Date.

1.2     DEFINITIONS

        The following terms shall have the meanings set forth below:

               (a) APPRECIATION. The difference between the option exercise price per share of the Nonstatutory Stock Option to which a Tandem SAR relates and the Fair Market Value of a share of Common Stock on the date of exercise of the Tandem SAR.

               (b) AUTHORIZED OFFICER. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

               (c)         BOARD. The Board of Directors of the Company.

               (d) CAUSE. When used in connection with the termination of a Grantee's Employment, shall mean the termination of the Grantee's Employment by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (iv) the willful, continued and unreasonable failure by the Grantee to perform the material duties assigned to him that is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or CEO (or by another officer of the Company or a Subsidiary who has been designated by the Board or CEO for such purpose); (v) the knowing engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company's or Subsidiary's conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board or CEO, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.

               (e)         CEO. The Chief Executive Officer of the Company.

               (f) CONTROL IN CONTROL. Any of the events described in and subject to Section 6.7.

               (g) CODE. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

               (h) COMMITTEE. A committee appointed by the Board consisting of at least one member as appointed by the Board to administer the Plan. However, if the Company becomes a Publicly Held Corporation, the Plan shall be administered by a committee appointed by the Board consisting of not less than two directors who fulfill the "non-employee director" requirements of Rule 16b-3 under the Exchange Act and the "outside director" requirements of Section 162(m) of the Code. In either case, the Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.

               The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

               Notwithstanding the preceding paragraphs of this Section 1.2(h), the term "Committee" as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

               (i) COMMON STOCK. The common stock of the Company, $.001 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

               (j) COMPANY. PetroQuest Energy, Inc., a corporation organized under the laws of the State of Delaware, and any successor in interest thereto.

               (k) CONSULTANT. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not an Outside Director or employee of the Company (or any Parent or Subsidiary) and who, in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

               (l) COVERED EMPLOYEE. A named executive officer who is one of the group of covered employees, as defined in Section 162(m) of the Code and Treasury Regulation ss. 1.162-27(c) (or its successor), during any such period that the Company is a Publicly Held Corporation.

               (m) DEFERRED STOCK. Shares of Common Stock to be issued or transferred to a Grantee under an Other Stock-Based Award granted pursuant to Section 5 at the end of a specified deferral period, as set forth in the Incentive Agreement pertaining thereto.

               (n) DISABILITY. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to payment of disability income payments under the Company's long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company's long-term disability insurance policy or plan, "Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination by such physician upon request.

               (o) EMPLOYEE. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

               (p) EMPLOYMENT. Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, government service, or military leave, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion.

               Unless otherwise provided in the Incentive Agreement, the term "Employment" for purposes of the Plan is also defined to include (i) compensatory or advisory services performed by a Consultant for the Company (or any Parent or Subsidiary) and (ii) membership on the Board by an Outside Director.

               (q) EXCHANGE ACT. The Securities Exchange Act of 1934, as amended.

               (r) FAIR MARKET VALUE. If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its sole and absolute discretion. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances.

               If the Company is a Publicly Held Corporation, the Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the New York Stock Exchange or other principal securities exchange on which Shares are then listed or admitted to trading, or (ii) the closing sales price for a Share on the date of grant as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

               (s) GRANTEE. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

               (t) IMMEDIATE FAMILY. With respect to a Grantee, the Grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-a-law, brother-in-law, or sister-in-law, including adoptive relationships.

               (u) INCENTIVE AWARD. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Reload Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit, Performance Share, or Other Stock-Based Award, as well as any Supplemental Payment.

               (v) INCENTIVE AGREEMENT. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1(a).

               (w) INCENTIVE STOCK OPTION OR ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

               (x) INDEPENDENT SAR. A Stock Appreciation Right described in Section 2.5.

               (y) INSIDER. If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

               (z) NONSTATUTORY STOCK OPTION. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

               (aa) OPTION PRICE. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

               (bb) OTHER STOCK-BASED AWARD. An award granted by the Committee to a Grantee under Section 5.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

               (cc) OUTSIDE DIRECTOR. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.

               (dd) PARENT. Any corporation (whether now or hereafter existing) which constitutes a "parent" of the Company, as defined in
         Section 424(e) of the Code.

               (ee) PERFORMANCE-BASED EXCEPTION. The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code ss. 162(m) and Treasury Regulation ss. 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

               (ff) PERFORMANCE PERIOD. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee's right to and the payment value of any Performance Unit, Performance Share or Other Stock-Based Award.

               (gg) PERFORMANCE SHARE OR PERFORMANCE UNIT. An Incentive Award representing a contingent right to receive cash or shares of Common Stock (which may be Restricted Stock) at the end of a Performance Period and which, in the case of Performance Shares, is denominated in Common Stock, and, in the case of Performance Units, is denominated in cash values.

               (hh) PLAN. PetroQuest Energy, Inc. 1998 Incentive Plan, as amended and restated effective December 1, 2000, as set forth herein and as it may be further amended from time to time.

               (ii) PUBLICLY HELD CORPORATION. A corporation issuing any class of common equity securities required to be registered under
         Section 12 of the Exchange Act.

               (jj) RESTRICTED STOCK. Shares of Common Stock issued or transferred to a Grantee pursuant to Section 3.

               (kk) RESTRICTED STOCK AWARD. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.

               (ll) RESTRICTION PERIOD. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

               (mm) RETIREMENT. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee's Incentive Agreement.

               (nn)        SHARE. A share of the Common Stock of the Company.

               (oo) SHARE POOL. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under
         Section 1.5 and as adjusted for changes in corporate capitalization under Section 6.5.

               (pp) SPREAD. The difference between the exercise price per Share specified in any Independent SAR grant and the Fair Market Value of a Share on the date of exercise of the Independent SAR.

               (qq) STOCK APPRECIATION RIGHT OR SAR. A Tandem SAR described in Section 2.4 or an Independent SAR described in Section 2.5.

               (rr) STOCK OPTION OR OPTION. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Section 422 of the Code, only an Employee may be granted an Incentive Stock Option.

               (ss) SUBSIDIARY. Any corporation (whether now or hereafter existing) which constitutes a "subsidiary" of the Company, as defined in
        Section 424(f) of the Code.

               (tt) SUPPLEMENTAL PAYMENT. Any amount, as described in Sections 2.7, 3.4 and/or 4.2, that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.

               (uu) TANDEM SAR. A Stock Appreciation Right that is granted in connection with a related Stock Option pursuant to Section 2.4, the exercise of which shall require forfeiture of the right to purchase a Share under the related Stock Option (and when a Share is purchased under the Stock Option, the Tandem SAR shall similarly be canceled).

1.3     PLAN ADMINISTRATION

               (a) AUTHORITY OF THE COMMITTEE. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan;
         (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan's administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

               (b) MEETINGS. The Committee shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

               (c) DECISIONS BINDING. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee's decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

               (d) MODIFICATION OF OUTSTANDING INCENTIVE AWARDS. Subject to the stockholder approval requirements of Section 7.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee. With respect to an Incentive Award that is an incentive stock option (as described in Section 422 of the Code), no adjustment to such option shall be made to the extent constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.

               (e) DELEGATION OF AUTHORITY. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, the Committee may not delegate to any person the authority to
         (i) grant Incentive Awards, or (ii), if the Company is a Publicly Held Corporation, take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.

               (f) EXPENSES OF COMMITTEE. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

               (g) SURRENDER OF PREVIOUS INCENTIVE AWARDS. The Committee may, in its absolute discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled.

               (h) INDEMNIFICATION. Each person who is or was a member of the Committee, or of the Board, shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles or Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

1.4     SHARES OF COMMON STOCK AVAILABLE FOR INCENTIVE AWARDS

        Subject to adjustment under Section 6.5, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) a number of Shares of Common Stock which shall equal, from time to time, the greater of (i) 10 percent (10%) of the number of issued and outstanding Shares as of the first day of the then-current fiscal quarter of the Company, or (ii) 3,000,000 Shares. The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder; provided, however, the aggregate number of Shares which may be issued upon exercise of ISOs shall in no event exceed the greater of (i) 10 percent (10%) of the number of issued and outstanding Shares as of the first day of the then-current fiscal quarter of the Company, or (ii) 3,000,000 Shares (subject to adjustment pursuant to Section 6.5). The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.

        During any period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:

               (a) Subject to adjustment as provided in Section 6.5, the maximum aggregate number of Shares of Common Stock (including Stock Options, SARs, Restricted Stock, Performance Units and Performance Shares paid out in Shares, or Other Stock-Based Awards paid out in Shares) that may be granted or that may vest, as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be 3,000,000 Shares.

               (b) The maximum aggregate cash payout (including SARs, Performance Units and Performance Shares paid out in cash, or Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any Covered Employee shall be Twenty Million dollars ($20,000,000).

               (c) With respect to any Stock Option or Stock Appreciation Right granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option or Stock Appreciation Right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or Stock Appreciation Rights granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with
         Section 162(m) of the Code.

               (d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5     SHARE POOL ADJUSTMENTS FOR AWARDS AND PAYOUTS.

        The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

               (a)    Stock Option;

               (b)    SAR (except a Tandem SAR);

               (c)    Restricted Stock;

               (d)    A payout of a Performance Share in Shares;

               (e)    A payout of a Performance Unit in Shares; and

               (f)    A payout of an Other Stock-Based Award in Shares.

        The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

               (a) A Payout of a SAR, Tandem SAR, Restricted Stock Award, or Other Stock-Based Award in the form of cash;

               (b) A cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Stock Option, or the termination of a related Stock Option upon exercise of the corresponding Tandem SAR) of any Shares subject to an Incentive Award; and

               (c) Payment of an Option Price with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares turned in or withheld as payment of the Option Price).

1.6     COMMON STOCK AVAILABLE.

        The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7     PARTICIPATION

               (a) ELIGIBILITY. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

               (b) INCENTIVE STOCK OPTION ELIGIBILITY. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee's percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

1.8     TYPES OF INCENTIVE AWARDS

        The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in Section 2, Restricted Stock and Supplemental Payments as described in Section 3, Performance Units, Performance Shares and Supplemental Payments as described in
Section 4, Other Stock-Based Awards and Supplemental Payments as described in
Section 5, or any combination of the foregoing.

                                   SECTION 2.

                   STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1     GRANT OF STOCK OPTIONS

        The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.

2.2     STOCK OPTION TERMS

               (a) WRITTEN AGREEMENT. Each grant of an Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee's Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee's Incentive Agreement, need not be uniform among all Stock Options issued pursuant to the Plan.

               (b) NUMBER OF SHARES. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

               (c) EXERCISE PRICE. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Incentive Stock Option is granted (110% for 10% or greater shareholders pursuant to Section 1.7(b)). To the extent that the Company is a Publicly Held Corporation and the Stock Option is intended to qualify for the Performance-Based Exception, the exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

               (d) TERM. In the Incentive Agreement, the Committee shall fix the term of each Stock Option (which shall be not more than ten
         (10) years from the date of grant for ISO grants; five (5) years for ISO grants to 10% or greater shareholders pursuant to Section 1.7(b)). In the event no term is fixed, such term shall be ten (10) years from the date of grant.

               (e) EXERCISE. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.

               (f)         $100,000 ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS.
         Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then such Incentive Stock Options, only to the extent of such excess, shall automatically be deemed to be Nonstatutory Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Incentive Agreement, shall remain unchanged.

2.3      STOCK OPTION EXERCISES

               (a) METHOD OF EXERCISE AND PAYMENT. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

               The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six (6) months prior to their tender to satisfy the Option Price), or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair

         Market Value at the time of exercise equal to the total Option Price, or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above. Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

               The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a "cashless exercise" with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. A "cashless exercise" of an Option is a procedure by which a broker provides the funds to the Grantee to effect an Option exercise, to the extent consented to by the Committee in its discretion. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker) or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act (if the Company is a Publicly Held Corporation).

               The Committee, in its discretion, may also allow an Option to be exercised by a broker-dealer acting on behalf of the Grantee if (i) the broker-dealer has received from the Grantee a duly endorsed Incentive Agreement evidencing such Option and instructions signed by the Grantee requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Grantee and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (iii) the broker-dealer and the Grantee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220 (or its successor).

               As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.

               Subject to Section 6.2, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

               (b) RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any stockholders' agreement, buy/sell agreement, stockholders' agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

               Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

               (c) NOTIFICATION OF DISQUALIFYING DISPOSITION OF SHARES FROM INCENTIVE STOCK OPTIONS. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

               (d) PROCEEDS OF OPTION EXERCISE. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4     STOCK APPRECIATION RIGHTS IN TANDEM WITH NONSTATUTORY STOCK OPTIONS

               (a) GRANT. The Committee may, at the time of grant of a Nonstatutory Stock Option, or at any time thereafter during the term of the Nonstatutory Stock Option, grant Stock Appreciation Rights with respect to all or any portion of the Shares of Common Stock covered by such Nonstatutory Stock Option. A Stock Appreciation Right in tandem with a Nonstatutory Stock Option is referred to herein as a "Tandem SAR."

               (b) GENERAL PROVISIONS. The terms and conditions of each Tandem SAR shall be evidenced by an Incentive Agreement. The Option Price per Share of a Tandem SAR shall be fixed in the Incentive Agreement and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the Nonstatutory Stock Option to which it relates.

               (c) EXERCISE. A Tandem SAR may be exercised at any time the Nonstatutory Stock Option to which it relates is then exercisable, but only to the extent such Nonstatutory Stock Option is exercisable, and shall otherwise be subject to the conditions applicable to such Nonstatutory Stock Option. When a Tandem SAR is exercised, the Nonstatutory Stock Option to which it relates shall terminate to the extent of the number of Shares with respect to which the Tandem SAR is exercised. Similarly, when a Nonstatutory Stock Option is exercised, the Tandem SARs relating to the Shares covered by such Nonstatutory Stock Option exercise shall terminate. Any Tandem SAR which is outstanding on the last day of the term of the related Nonstatutory Stock Option shall be automatically exercised on such date for cash, without the need for any action by the Grantee, to the extent of any Appreciation.

               (d) SETTLEMENT. Upon exercise of a Tandem SAR, the holder shall receive, for each Share with respect to which the Tandem SAR is exercised, an amount equal to the Appreciation. The Appreciation shall be payable in cash, Common Stock, or a combination of both, as specified in the Incentive Agreement (or in the discretion of the Committee if not so specified). The Appreciation shall be paid within 30 calendar days of the exercise of the Tandem SAR. The number of Shares of Common Stock which shall be issuable upon exercise of a Tandem SAR shall be determined by dividing (1) by (2), where (1) is the number of Shares as to which the Tandem SAR is exercised multiplied by the Appreciation in such shares and (2) is the Fair Market Value of a Share on the exercise date.

2.5     STOCK APPRECIATION RIGHTS INDEPENDENT OF NONSTATUTORY STOCK OPTIONS

               (a) GRANT. The Committee may grant Stock Appreciation Rights independent of Nonstatutory Stock Options ("Independent SARs").

               (b) GENERAL PROVISIONS. The terms and conditions of each Independent SAR shall be evidenced by an Incentive Agreement. The exercise price per share of Common Stock shall be not less than one hundred percent (100%) of the Fair Market Value of a Share of Common
         Stock on the date of grant of the Independent SAR. The term of an Independent SAR shall be determined by the Committee.

               (c) EXERCISE. Independent SARs shall be exercisable at such time and subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the Independent SAR grant.

               (d) SETTLEMENT. Upon exercise of an Independent SAR, the holder shall receive, for each Share specified in the Independent SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, Common Stock, or a combination of both, in the discretion of the Committee or as specified in the Incentive Agreement. The Spread shall be paid within 30 calendar days of the exercise of the Independent SAR. The number of Shares of Common Stock which shall be issuable upon exercise of an Independent SAR shall be determined by dividing (1) by
         (2), where (1) is the number of Shares as to which the Independent SAR is exercised multiplied by the Spread in such Shares and (2) is the Fair Market Value of a Share on the exercise date.

2.6     RELOAD OPTIONS

        At the discretion of the Committee, the Grantee may be granted under an Incentive Agreement, replacement Stock Options under the Plan that permit the Grantee to purchase an additional number of Shares equal to the number of previously owned Shares surrendered by the Grantee to pay for all or a portion of the Option Price upon exercise of his Stock Options. The terms and conditions of such replacement Stock Options shall be set forth in the Incentive Agreement.

2.7 SUPPLEMENTAL PAYMENT ON EXERCISE OF NONSTATUTORY STOCK OPTIONS OR STOCK APPRECIATION RIGHTS

        The Committee, either at the time of grant or as of the time of exercise of any Nonstatutory Stock Option or Stock Appreciation Right, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option or Stock Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and/or Stock Appreciation Right and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

                                   SECTION 3.

                                RESTRICTED STOCK

3.1     AWARD OF RESTRICTED STOCK

               (a) GRANT. In consideration of the performance of Employment by any Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock may be awarded under the Plan by the Committee with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement.

               (b) IMMEDIATE TRANSFER WITHOUT IMMEDIATE DELIVERY OF RESTRICTED STOCK. Unless otherwise specified in the Grantee's Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.

               As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee's dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a "substantial risk of forfeiture" (within the meaning given to such term under Code
         Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Covered Employee, if applicable, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

               Shares awarded pursuant to a grant of Restricted Stock may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee's Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.

3.2     RESTRICTIONS

               (a) FORFEITURE OF RESTRICTED STOCK. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a "substantial risk of forfeiture" (as defined in Code
         Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee's Incentive Agreement.

               (b) ISSUANCE OF CERTIFICATES. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

               The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the PetroQuest Energy, Inc. 1998 Stock Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and PetroQuest Energy, Inc. A copy of the Plan and Incentive Agreement are on file in the corporate offices of PetroQuest Energy, Inc.

         Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock until such Shares vest pursuant to the terms of the Incentive Agreement.

               (c) REMOVAL OF RESTRICTIONS. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.

3.3     DELIVERY OF SHARES OF COMMON STOCK

        Subject to withholding taxes under Section 7.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions. Such delivery shall be effected for all purposes when the Company shall have deposited such certificate in the United States mail, addressed to the Grantee or other appropriate recipient.

3.4     SUPPLEMENTAL PAYMENT ON VESTING OF RESTRICTED STOCK

        The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.


                                   SECTION 4.

                    PERFORMANCE UNITS AND PERFORMANCE SHARES

4.1     PERFORMANCE BASED AWARDS

               (a) GRANT. The Committee is authorized to grant Performance Units and Performance Shares to selected Grantees who are Employees, Outside Directors or Consultants. Each grant of Performance Units and/or Performance Shares shall be evidenced by an Incentive Agreement in such amounts and upon such terms as shall be determined by the Committee. The Committee may make grants of Performance Units or Performance Shares in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Units or Performance Shares and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.

               (b) PERFORMANCE CRITERIA. At the beginning of each Performance Period, the Committee shall (i) establish for such Performance Period specific financial or non-financial performance objectives that the Committee believes are relevant to the Company's business objectives; (ii) determine the value of a Performance Unit or the number of Shares under a Performance Share grant relative to performance objectives; and (iii) notify each Grantee in writing of the established performance objectives and, if applicable, the minimum, target, and maximum value of Performance Units or Performance Shares for such Performance Period.

               (c) MODIFICATION. If the Committee determines, in its discretion exercised in good faith, that the established performance measures or objectives are no longer suitable to the Company's objectives because of a change in the Company's business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives to the extent it considers to be necessary. The Committee shall determine whether any such modification would cause the Performance Unit or Performance Share to fail to qualify for the Performance-Based Exception, if applicable.

               (d) PAYMENT. The basis for payment of Performance Units or Performance Shares for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period as specified in the Grantee's Incentive Agreement. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the value of a Performance Unit or Performance Share may be based on the degree to which actual performance exceeded the preestablished minimum performance standards. The amount of payment shall be determined by multiplying the number of Performance Units or Performance Shares granted at the beginning of the Performance Period times the final Performance Unit or Performance Share value. Payments shall be made, in the discretion of the Committee as specified in the Incentive Agreement, solely in cash or Common Stock, or a combination of cash and Common Stock, following the close of the applicable Performance Period.

               (e) SPECIAL RULE FOR COVERED EMPLOYEES. The Committee may establish performance goals applicable to Performance Units or Performance Shares awarded to Covered Employees in such a manner as shall permit payments with respect thereto to qualify for the Performance-Based Exception, if applicable. If a Performance Unit or Performance Share granted to a Covered Employee is intended to comply with the Performance-Based Exception, the Committee in establishing performance goals shall be guided by Treasury Regulation ss. 1.162-27(e)(2) (or its successor).

4.2     SUPPLEMENTAL PAYMENT ON VESTING OF PERFORMANCE UNITS OR PERFORMANCE
SHARES

        The Committee, either at the time of grant or at the time of vesting of Performance Units or Performance Shares, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of such Performance Units or Performance Shares and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as seemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

                                   SECTION 5.

                            OTHER STOCK-BASED AWARDS

5.1     GRANT OF OTHER STOCK-BASED AWARDS

        Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Other types of Stock-Based Awards include, without limitation, Deferred Stock, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of or the performance of a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Incentive Awards.

5.2     OTHER STOCK-BASED AWARD TERMS

               (a) WRITTEN AGREEMENT. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

               (b) PURCHASE PRICE. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to 50% of the Fair Market Value of the Shares covered by such grant on the date of grant (or such percentage higher than 50% that is required by any applicable tax or securities law).

               (c) PERFORMANCE CRITERIA AND OTHER TERMS. In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide for a Supplemental Payment similar to such payment as described in Section 4.2.

               (d) PAYMENT. Other Stock-Based Awards may be paid in Shares of Common Stock or other consideration related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Incentive Agreement.

               (e) DIVIDENDS. The Grantee of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award, as determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide in the Incentive Agreement that such amounts (if any) shall be deemed to have been reinvested in additional Shares of Common Stock.

                                   SECTION 6.

                    PROVISIONS RELATING TO PLAN PARTICIPATION

6.1     PLAN CONDITIONS

               (a) INCENTIVE AGREEMENT. Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee's particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly-situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee's Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a stockholders' agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

               (b) NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

               (c) SECURITIES REQUIREMENTS. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

               If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


6.2     TRANSFERABILITY

        Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or
(b) pursuant to a qualified domestic relations order (as defined by Section 414(p) of the Code); provided, however, only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee's Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer,
(B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6.2, and (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Grantee" shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 6.6 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

        Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee's termination of employment.

        The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee's enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 6.2 shall be void and ineffective. All determinations under this
Section 6.2 shall be made by the Committee in its discretion.

6.3     RIGHTS AS A STOCKHOLDER

               (a) NO STOCKHOLDER RIGHTS. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate for such Shares.

               (b) REPRESENTATION OF OWNERSHIP. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

6.4     LISTING AND REGISTRATION OF SHARES OF COMMON STOCK

        The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares of Common Stock are traded. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares of Common Stock to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

6.5      CHANGE IN STOCK AND ADJUSTMENTS

               (a)         CHANGES IN LAW OR CIRCUMSTANCES. Subject to Section
         6.7 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the Grantee in writing. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

               (b) EXERCISE OF CORPORATE POWERS. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

               (c)         RECAPITALIZATION OF THE COMPANY. Subject to Section
         6.7 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this subsection
         (c).

               (d) ISSUE OF COMMON STOCK BY THE COMPANY. Except as hereinabove expressly provided in this Section 6.5 and subject to
         Section 6.7 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

               (e) ASSUMPTION UNDER THE PLAN OF OUTSTANDING STOCK OPTIONS. Notwithstanding any other provision of the Plan, the Committee, in its absolute discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder's rights under the previously granted and unexercised stock option or other stock-based incentive award, such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section
         1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.

               (f)         ASSUMPTION OF INCENTIVE AWARDS BY A SUCCESSOR.
         Subject to the accelerated vesting and other provisions of Section 6.7 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A "CORPORATE EVENT" means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

               Notwithstanding the previous paragraph of this Section 4.5(f), but subject to the accelerated vesting and other provisions of Section
        6.7 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Committee, in its discretion, shall have the right and power to:

                      (i) cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event but only if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

                      (ii) provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

                      (iii) provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

        The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this subsection (f).

6.6     TERMINATION OF EMPLOYMENT, DEATH, DISABILITY AND RETIREMENT

               (a) TERMINATION OF EMPLOYMENT. Unless otherwise expressly provided in the Grantee's Incentive Agreement, if the Grantee's Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other applicable Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his termination of Employment.

                (b) TERMINATION OF EMPLOYMENT FOR CAUSE. Unless otherwise expressly provided in the Grantee's Incentive Agreement, in the event of the termination of a Grantee's Employment for Cause, all vested and non- vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

                (c) RETIREMENT. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon the termination of Employment due to the Retirement of any Employee who is a Grantee:

                           (i)           any non-vested portion of any
                  outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

                           (ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) six months after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.

                (d) DISABILITY OR DEATH. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon termination of Employment as a result of the Grantee's Disability or death:

                           (i) any nonvested portion of any outstanding Option or other applicable Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

                           (ii) any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee's termination of Employment date.

                  In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of "Disability" in Section 1.2, whether the Employee has incurred a "Disability" for purposes of determining the length of the Option exercise period following termination of Employment under this subsection (d) shall be determined by reference to Section 22(e)(3) of the Code to the extent required by Section 422(c)(6) of the Code. The Committee shall determine whether a Disability for purposes of this subsection (d) has occurred.

                (e) CONTINUATION. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award, (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award, or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee's Incentive Agreement shall be required.

6.7     CHANGE IN CONTROL

        Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee's Incentive Agreement:

               (a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

               (b) all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

               (c) all of the Performance Shares, Performance Units and any Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

        For all purposes of this Plan, a "CHANGE IN CONTROL" of the Company means the occurrence of any one or more of the following events:

               (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "PERSON")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the "OUTSTANDING COMPANY STOCK") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING COMPANY VOTING SECURITIES"); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a "MERGER"), if, following such Merger, the conditions described in clauses (i) and (ii) Section 6.7(c) (below) are satisfied;

               (b) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (THE "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

               (c) Approval by the shareholders of the Company of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than 50% of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger (or its parent corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;

               (d) The sale or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than 50% of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to the consummation of such sale or disposition, and (ii) at least a majority of the members of the board of directors of such corporation (or its parent corporation) were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company;

               (e) The adoption of any plan or proposal for the liquidation or dissolution of the Company; or

               (f) Any other event that a majority of the Board, in its sole discretion, determines to constitute a Change in Control hereunder.

        Notwithstanding the occurrence of any of the foregoing events set out in this Section 6.7 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting or reasonably leading to a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board prior to the occurrence of an event that otherwise would be, or reasonably lead to, a Change in Control, or after such event only if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be, or reasonably lead to, a Change in Control.

6.8     EXCHANGE OF INCENTIVE AWARDS

        The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.

6.9     FINANCING

        The Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.

                                   SECTION 7.

                                     GENERAL

7.1     EFFECTIVE DATE AND GRANT PERIOD

        This Plan is adopted by the Board effective as of the Effective Date, subject to the approval of the stockholders of the Company within one year from the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. No Incentive Stock Option may be granted under the Plan after ten (10) years from the Effective Date.

7.2     FUNDING AND LIABILITY OF COMPANY

        No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

7.3     WITHHOLDING TAXES

               (a) TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.

               (b) SHARE WITHHOLDING. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

               (c) INCENTIVE STOCK OPTIONS. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

               (d) LOANS. The Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee or Consultant to permit the payment of taxes required by law.

7.4     NO GUARANTEE OF TAX CONSEQUENCES

        Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

7.5     DESIGNATION OF BENEFICIARY BY PARTICIPANT

        Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

7.6     DEFERRALS

        The Committee may permit a Grantee to defer such Grantee's receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units, Performance Shares or Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals to the extent required for tax deferral of compensation under the Code.

7.7     AMENDMENT AND TERMINATION

        The Board shall have the power and authority to terminate or amend the Plan at any time; provided, however, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law, (a) except as provided in Section 6.5, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4, (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan, (c) extend the term of the Plan, or, if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception or
(ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

        No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

        In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company's Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company's stockholders.

7.8     REQUIREMENTS OF LAW

               (a) GOVERNMENTAL ENTITIES AND SECURITIES EXCHANGES. The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

               (b) SECURITIES ACT RULE 701. If no class of the Company's securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to "Rule 701 Grantees" (as defined below) and issuances of the underlying shares of Common Stock, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 ("Rule 701"), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an Incentive Award is granted to him, as well as the additional disclosure required by Rule 701(e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this subsection 7.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this subsection 7.8(b), as determined in accordance with Rule 701, "Rule 701 Grantees" shall mean any Grantee other than a director of the Company, the Company's chairman, chief executive officer, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.

7.9     RULE 16B-3 SECURITIES LAW COMPLIANCE FOR INSIDERS

        If the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

7.10    COMPLIANCE WITH CODE SECTION 162(M) FOR PUBLICLY HELD CORPORATION

        If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception, except for grants of Nonstatutory Stock Options with an Option Price set at less than the Fair Market Value of a Share on the date of grant. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

7.11    SUCCESSORS TO COMPANY

        All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

7.12    MISCELLANEOUS PROVISIONS

               (a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

               (b) The expenses of the Plan shall be borne by the Company.

               (c) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

7.13    SEVERABILITY

        In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

7.14    GENDER, TENSE AND HEADINGS

        Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

7.15    GOVERNING LAW

        The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Delaware without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

                                                                      APPENDIX B

                             PETROQUEST ENERGY, INC.

                                     CHARTER
                                     OF THE
                                 AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS

                       (As initially adopted May 23, 2000)

I.      PURPOSE

        The Audit Committee is a standing committee of the Board of Directors (the "Board") of PetroQuest Energy, Inc., a Delaware corporation (the "Company"). Its primary function is to assist the Board in fulfilling its oversight responsibilities by:

         - Reviewing the financial reports and other financial information provided by the Company to any governmental body or the public;

         - Reviewing the Company's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally;

         - Reviewing the audit efforts of the Company's independent auditors; and

         - Providing an open avenue of communication among the independent auditors, financial and senior management, and the Board.

        The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.     COMPOSITION

        The Audit Committee (the "Committee") shall be comprised of at least three directors, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

        Directors with any of the following relationships will not be considered independent:

         - a director being employed by the Company or any of its affiliates for the current year or any of the past three years;

         - a director accepting any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan or non-discretionary compensation;

         - a director being a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

         - a director being a partner in, or a controlling stockholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or the business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

         - a director being employed as an executive of another entity where any of the Company's executives serves on that entity's compensation committee.

        One director who is not independent and is not a current employee or an immediate family member of such employee may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interest of the Company and its stockholders, and the Company discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

        All members of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or will be able to do so within a reasonable period of time after appointment to the Committee. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

        The members of the Committee shall be elected by the Board at the annual meeting of the Board, and shall serve on the Committee for a term coinciding with their Board term. If a Chair of the Committee is not appointed by the Board, the Committee shall itself elect a Chair.

III.    MEETINGS

        The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The purpose of the two scheduled meetings of the Committee is to review and approve the annual financial results of the Company prior to release and to review and approve the scope of the annual audit to be performed by the Company's independent auditors. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee and each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent auditors and management quarterly to review the Company's financial statements consistent with IV. 4 below.

IV.     RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Committee shall:

        Documents/Reports and Review Procedures

         1. Review and reassess the adequacy of this Charter annually and report to the Board any recommended changes to this Charter. The Committee shall submit the Charter to the full Board for approval and have the document published at least every three years in accordance with the Regulations of the Securities and Exchange Commission ("SEC").

        2. Review the Company's annual audited financial statements prior to filing with, or distribution to, the SEC, any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors. The review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, estimates and judgments.

        3. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. The Committee should also review significant findings prepared by the independent auditors, with management's responses, the status of management's responses to previous recommendations from the independent auditors and the status of any previous instructions to management from the Committee.

        4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing with the SEC or distribution to persons outside of the Company. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item
               11). The Chair of the Committee may represent the entire Committee for purposes of this review.

        5. Review with independent auditors the recommendations included in their management letter, if any, and their informal observations regarding the competence and adequacy of financial and accounting procedures of the Company. On the basis of this review, make recommendations to the Board for any changes that seem appropriate.

        Independent auditors

        6. Subject to any action that may be taken by the full Board, have the ultimate authority and responsibility to select, evaluate, and, where appropriate replace the independent auditors, thus making the independent auditors ultimately accountable to the Committee and the Board as representatives of the stockholders.

        7. Review the performance of, and approve the fees and other significant compensation to be paid to, the independent auditors.

        8. On an annual basis, ensure its receipt from the independent auditors of a formal written statement delineating all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard 1 and review and discuss with the independent auditors all significant relationships they have with the Company or services they provide that could impair the auditors' objectivity and independence.

        9. Take appropriate action to oversee the independence of the independent auditors.

        10. Review the independent auditors audit plan -- discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

        11. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

        12. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

        Legal Compliance

        13. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

        Other Matters

        14. Annually prepare a report to stockholders as required by the SEC. The report should be included in the Company's annual proxy statement.

        15. Perform any other activities consistent with this Charter, the Company's bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

        16. Review financial and accounting personnel succession planning with the Company.

        17. Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

        18. Annually consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

        19. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

                                     PETROQUEST ENERGY, INC.
                       THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR THE
                                 ANNUAL MEETING ON MAY 23, 2001


    PROXY                  The undersigned stockholder of PetroQuest Energy,
     FOR          Inc. (the "Company") hereby appoints Charles T. Goodson and
   ANNUAL         Michael O. Aldridge, or either of them, the true and lawful
   MEETING        attorneys, agents and proxies of the undersigned, each with
     OF           full power of substitution, to vote on behalf of the
STOCKHOLDERS      undersigned at the Annual Meeting of Stockholders of the
                  Company to be held at the offices of the Company, located at
MAY 23, 2001      400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana
                  70508, on Wednesday, May 23, 2001, at 10:00 a.m., Lafayette
                  time, and at any adjournments of said meeting, all of the
                  shares of the Company's common stock in the name of the
                  undersigned or which the undersigned may be entitled to vote.

                  1.       THE ELECTION OF DIRECTORS

                           Nominees for directors are Charles T. Goodson, Alfred
                           J. Thomas, II, Ralph J. Daigle, Michael O. Aldridge, Daniel G. Fournerat, Francisco A. Garcia, William W. Rucks, IV, E. Wayne Nordberg and Jay B. Langner.

                           [ ] Charles T. Goodson ___________            [ ] Alfred J. Thomas, II_________
                           [ ] Ralph J. Daigle ______________            [ ] Michael O. Aldridge__________
                           [ ] Daniel G. Fournerat___________            [ ] Francisco A. Garcia__________
                           [ ] William W. Rucks, IV__________            [ ] E. Wayne Nordberg____________
                           [ ] Jay B. Langner________________

                           Instruction: If you wish to withhold authority to vote for any individual nominee or nominees, write the name or names of the nominee(s) on the line provided below:

                           -----------------------------------------------------
                           [ ] To withhold authority to vote on ALL nominees for directors listed.

                  2.       ADOPTION OF THE AMENDED AND RESTATED 1998 INCENTIVE
                           PLAN

                           [ ]   For      [ ]   Against        [ ] Abstain

                  3.       [ ]      In their discretion, upon such other matters
                                    as may properly come before the meeting;
                                    hereby revoking any proxy or proxies
                                    heretofore given by the undersigned.


           (THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE.)

                           (CONTINUED FROM OTHER SIDE)

    PROXY                  This Proxy, when properly executed, will be voted in
     FOR          the manner directed herein by the undersigned shareholder. If
   ANNUAL         no direction is made, this Proxy will be voted (i) FOR the
   MEETING        election of the nominees above, (ii) FOR the adoption of the
     OF           amended and restated 1998 Incentive Plan, and (iii) in
STOCKHOLDERS      accordance with the discretion of the persons designated above with respect to any other business properly before the
MAY 23, 2001      meeting.


                           The undersigned hereby acknowledges receipt of the
                  Notice of Annual Meeting of Stockholders and the Proxy Statement furnished herewith.



                  Dated                     , 2001
                        --------------------


                                    -------------------------------------------
                                              Stockholder's Signature


                                    -------------------------------------------
                                             Signature if held jointly

                                    Signature should agree with name printed hereon. If Stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.


           PLEASE MARK, SIGN, DATE AND RETURN IN THE ENVELOPE ENCLOSED